                                  EXHIBIT 99.1

                               DISTRIBUTION REPORT
                                       FOR
                          INDEXPLUS TRUST SERIES 2003-1

                                DISTRIBUTION DATE
                                  JUNE 20, 2005
                             CUSIP NUMBER 45408V203

(i) the amounts received by the Trustee as of the last such statement in respect of principal, interest and premium on the "Underlying Securities" (see following chart):

                  Interest:                        $1,134,715.78
                  Principal:                                0.00
                  Premium:                                  0.00

(ii) the amounts of compensation received by the Trustee for the period relating to such Distribution Date:

                  Paid by the Trust:                       $0.00
                  Paid by the Depositor:               $4,250.00

(iii) the amount of distribution on such Distribution Date to Holders allocable to principal of and premium, if any, and interest on the Certificates and the amount of aggregate unpaid interest accrued as of such Distribution Date:

                  Interest:                        $1,134,715.78
                  Principal:                               $0.00

                  Unpaid Interest Accrued:                 $0.00


(iv) see the following chart for the aggregate stated principal amount of the Underlying Securities related to such Series, the current interest rate or rates thereon at the close of business on such Distribution Date and the current rating assigned to the Certificates.

(v) the aggregate Certificate Principal Balance of such Series at the close of business on such Distribution Date.

                  ($25 Stated Amount)
                  Initial Principal Balance:         $37,500,000
                  Reduction:                                  (0)
                                                     -----------
                  Principal Balance 06/20/05:        $37,500,000

AMOUNTS RECEIVED PER ISSUER:
----------------------------

                                                                INTEREST
                ISSUER                                         COLLECTED
                ------                                         ---------
          The Boeing Company                                   $67,773.13
            Citigroup Inc.                                     $65,006.88
Credit Suisse First Boston (USA), Inc.                         $78,838.13
          DaimlerChrysler AG                                   $94,052.50
          Ford Motor Company                                   $82,434.25
 General Electric Capital Corporation                          $74,688.75
General Motors Acceptance Corporation                          $88,520.00
    The Goldman Sachs Group, Inc.                              $67,773.13
          Johnson & Johnson                                    $54,771.75
  The May Department Stores Company                            $76,348.50
     Time Warner Companies, Inc.                               $73,305.63
      Valero Energy Corporation                                $82,987.50
     Verizon Communications Inc.                               $85,753.75
             Viacom Inc.                                       $60,857.50
         Weyerhaeuser Company                                  $81,604.38
                                                            -------------
                                                            $1,134,715.78

PRINCIPAL AMOUNTS, RATES & CURRENT RATINGS:
-------------------------------------------


               ISSUER                                          RATE         CUSIP        MOODY'S      S&P
               ------                                          ----         -----        -------      ---
         The Boeing Company                   $2,213,000      6.125%     097-023-AU9         A3         A
           Citigroup Inc.                     $2,213,000      5.875%     172-967-BU4         Aa2       A+
  Credit Suisse First Boston (USA), Inc.      $2,213,000      7.125%     225-41L-AE3         Aa3       A+
         DaimlerChrysler AG                   $2,213,000      8.500%     233-835-AQ0         A3        BBB
         Ford Motor Company                   $2,213,000      7.450%     345-370-CA6        Baa3       BB+
General Electric Capital Corporation          $2,213,000      6.750%     369-62G-XZ2         Aaa       AAA
General Motors Acceptance Corporation         $2,213,000      8.000%     370-425-RZ5        Baa2       BB
    The Goldman Sachs Group, Inc.             $2,213,000      6.125%     381-41G-CU6         Aa3       A+
          Johnson & Johnson                   $2,213,000      4.950%     478-160-AL8         Aaa       AAA
  The May Department Stores Company           $2,213,000      6.900%     577-778-BQ5        Baa2       BBB
     Time Warner Companies, Inc.              $2,213,000      6.625%     887-315-BN8        Baa1      BBB+
      Valero Energy Corporation               $2,213,000      7.500%     919-13Y-AE0        Baa3      BBB-
 Verizon Global Funding Corporation           $2,213,000      7.750%     923-44G-AS5         A2        A+
             Viacom Inc.                      $2,213,000      5.500%     925-524-AV2         A3       BBB+
        Weyerhaeuser Company                  $2,213,000      7.375%     962-166-BR4        Baa2       BBB
United States Department of Treasury          $4,305,000      0.000%     912-803-CH4
                                              ----------
                                             $37,500,000
